                        Investing
   [LOGO OF EATON       for the                        [PICTURE OF EDUCATION
 VANCE APPEARS HERE]    21st                           SIGN ON STONE WALL
                        Century                        APPEARS HERE]






            Annual Report March 31, 1998






[PICTURE OF BLURRED                   EV
CARS ON HIGHWAY                    MARATHON
APPEARS HERE]                      NATIONAL
                               LIMITED MATURITY
                                MUNICIPALS FUND


                                 Eaton Vance
                     Global Management-Global Distribution





[PICTURE OF TOP ARCH OF
  BRIDGE APPEARS HERE]


                                                                        Marathon

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1998 Letter to Shareholders


[PHOTO APPEARS HERE]


EV Marathon National Limited Maturity Municipals Fund, Classes I and II, had total returns of 9.5% and 10.5%, respectively, for the year ended March 31, 1998./1/ Those returns were the result of a rise in net asset value per share for each class from $10.07 on March 31, 1997 to $10.58 on March 31, 1998, and the reinvestment of $0.431 in dividends for Class I and $0.504 for Class II./2/ By comparison, the average return of the 140 funds in the Intermediate Municipal Debt category, as compiled by Lipper Analytical Services, Inc. -- a nationally recognized monitor of mutual fund performance -- was 8.2% for the same period./3/

Amid volatile global markets,

more investors were drawn

to municipal bonds...

The past year has been very good for municipal bonds. Against a backdrop of moderate economic growth and low inflation, investors again focused on the unique features of municipals, which are among the last remaining tax-advantaged vehicles. In addition, the municipal market attracted an increasing number of crossover investors from other markets. Many investors bought municipals in a flight to quality as the domestic equity market reached overvalued levels and emerging markets were caught up in the turmoil of the Asian currency crisis.

A sound economy has resulted in

improving municipal credits...

The upbeat economic climate of recent years has provided strong support for the municipal market. Steady job growth has generated increased tax revenues for state and local issuers. As a result, many areas hard-hit in the recessions of the 1970s and 1980s have made a significant economic comeback, a fact reflected in the value of their bonds. We expect to see many more such stories emerge in the coming year.

The municipal market continues to

offer opportunities for

tax-conscious investors...

At present, there is little sign of inflation on the horizon and the federal budget situation has improved dramatically. Naturally, those conditions are subject to change over time, and we will continue to closely monitor economic progress. As for the tax-exempt market, we believe that municipals will continue to serve their traditional function of financing vital public works, while offering good opportunities for tax-conscious investors.

                Sincerely,

                /s/ Thomas J. Fetter

                Thomas J. Fetter
                President
                May 8, 1998


--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998



Performance/4/
-------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------
                                                Class I   Class II
                                                -------   --------
One Year                                          9.5%      10.5%

Five Years                                        4.7        5.0

Life of Fund (5/22/92)                            5.6        5.8

SEC Average Annual Total Returns
(including applicable CDSC)
-------------------------------------------------------------------
                                                Class I   Class II
                                                -------   --------
One Year                                          6.5%      10.5%

Five Years                                        4.7        5.0

Life of Fund (5/22/92)                            5.6        5.8


Five Largest Sector Weightings/5/
-------------------------------------------------------------------

Industrial Development Bonds            18.1%

General Obligations             11.7%

Nursing Homes                   11.7%

Escrowed/Prerefunded            10.7%

Hospitals                       10.0%


/1/ This return does not include the applicable contingent deferred sales charge
(CDSC) for the Fund's Class I shares. /2/ Aportion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. /3/ It is not possible to invest directly in an Average or Index. /4/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for the Fund's Class I shares reflect applicable CDSC based on the following schedule: 3%-1st year; 2.5%-2nd year; 2%- 3rd year; 1%-4th year. /5/ Five largest sector weightings account for 62.2% of the portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the portfolio. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1998 Management Discussion

[PHOTO OF WILLIAM A. AHERN
APPEARS HERE]

William H. Ahern,
Portfolio Manager

An interview with
William H. Ahern,
portfolio manager of
National Limited Maturity Portfolio.

Q: Bill, how would you characterize the intermediate-term municipal bond market in the past year?

A: The intermediate-term market registered a good showing. As a measure of that performance, the Lehman Brothers 7-year Municipal Bond Index rose 9.0% in the year ended March 31./1/ Continued low inflation and manageable economic growth provided a favorable backdrop for bonds in general. The municipal market did slightly underperform the Treasury market due to a rise in municipal supply. According to the Bond Market Association, municipal issuance rose to more than $220 billion in 1997 alone, up from around $190 billion the previous year.

   Because intermediate-term maturities tend to be less volatile than longer-term maturities, the sector predictably lagged the longer-term end of the market. But, more importantly, intermediate bonds performed according to expectations. Overall, the intermediate market fared very well.

Q: The Fund finished its fiscal year near the top of its competitive universe, according to Lipper Analytical Services, Inc., a nationally recognized monitor of mutual fund performance./2/ What accounted for the Fund's excellent performance?

A: The Fund was helped by several factors. First, given our positive market view and favorable outlook on inflation, the Fund maintained a slightly longer average maturity. That helped the Fund participate fully in the market rally.

   Second, several bonds purchased in previous periods were escrowed during the fiscal year. Escrowed bonds are those that have been advance-refunded by their issuers and are backed by Treasury bonds, making them the highest quality. When a bond is escrowed, its credit quality is inevitably enhanced. The market subsequently places a higher value on these bonds because they no longer have credit risk.

   Finally, the Fund benefited from its investments in non-rated bonds. With the ongoing compression of quality spreads in recent years, non-rated bonds have performed very well. The Portfolio has increased its efforts to find value in that segment of the market.

--------------------------------------------------------------------------------
Portfolio Quality Ratings/3/
----------------------------------------

[PIE CHART APPEARS HERE]


Non-Rated         42.3%
Baa               22.8%
A                 12.7%
Aaa               11.7%
Aa                 6.2%
Ba                 4.3%


Portfolio Overview/3/
----------------------------------------

Number of Issues                    76
Average Rating                      A-
Average Coupon                   6.45%
Average Effective Maturity  8.69 years
Average Maturity           12 73 years
Average Duration            5.79 years


/1/ It is not possible to invest directly in an Index or Average.

/2/ Lipper rankings are based on total return and do not take sales charges into consideration. In Lipper's Intermediate Municipal Debt category as of 3/31/98, EV Marathon National Limited Maturity Fund, Class I and Class II, ranked #14 and #5, respectively, out of 140 funds for 1 year.

/3/ Because the Portfolio is actively managed, Quality Ratings and Portfolio Overview are subject to change.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1998

MANAGEMENT DISCUSSION CONT'D

Q: Where did you concentrate the Portfolio's largest investments?

A: The Portfolio was well-diversified across the municipal bond spectrum.
   Industrial development bonds (IDB) constituted the largest sector weighting. A robust economy provided strong support for the projects underlying most IDB bonds. Elsewhere, nursing homes represented another large focus. As part of a broader, continuing care sector, many non-rated nursing home bonds have fared well as quality spreads have narrowed and the sector has taken on increasing importance within the overall health care system. Finally, general obligations also provided good performance. As the economy has generated higher tax revenues, the finances of state and local issuers have improved dramatically. The performance of general obligations have reflected that improvement.

Q: In what kind of industrial development projects did the Portfolio invest?

A: Typically, IDB projects are tied to commercial activity, and involve the construction of facilities for resource recovery, solid waste disposal, energy cogeneration, transportation, or port facilities. The Portfolio's IDB investments ranged from paper companies such as International Paper Co., industrial manufacturers like Owens-Corning Fiberglass, and transportation companies like Holt Hauling.

   The bonds are attractive to investors because they often provide above-average income while developing commercial interests that will generate further tax revenues for communities. In addition, the bonds often finance projects that contribute to cleaner water or air, and thus benefit these communities environmentally.

Q: You indicated that nursing homes and life care facilities have played a larger part in the Portfolio. Why have you found them attractive investments?

A: From a total health care standpoint, these facilities are playing an increasingly critical role. That is especially important in a rapidly aging population. Continuing care facilities have been shown to be cost-effective and more desirable alternatives for older patients, providing a wide range of medical services while giving senior citizens a large measure of independence.

   From an investment standpoint, we have devoted a good deal of our municipal resources at Eaton Vance toward this sector. The projects are typically financed by non-rated bonds, which, because of their higher coupons and the potential for credit improvement, provide unusual opportunities for the Portfolio.


Your Investment at Work
-------------------------------------------------------------------------------
 Pennsylvania EDA                                       [GRAPHIC APPEARS HERE]
 Resource Recovery
 Culver Project

 .    These bonds were issued to finance the development of a 102-megawatt, waste-coal-fired, power production facility.

 .    The project will generate electricity through the use of 552,000 tons per year of bituminous coal refuse left over from decades of coal mining in the region. The project is popular because it uses waste products to provide energy for the surrounding populations.

 .    This bond, rated BBB- by S&P, represents the efforts of the Portfolio to add value through lower-rated, investment-grade bonds that may have further upgrade potential.

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1998

MANAGEMENT DISCUSSION CONT'D


Q:   You suggested that the intermediate range of the municipal market performed according to expectations during the past fiscal year. Why is that important to investors?

A:   Investors are drawn to intermediate-term municipal bonds because they tend to provide a good percentage of the yield of long-term bonds while limiting volatility. Conservative, tax-conscious investors characteristically have among their investment goals the relative stability of principal. Therefore, it's comforting that, even as they slightly trailed the longer end of the market, intermediate-term bonds performed as expected.

Q:   What is your outlook for the intermediate-term municipal market in the coming year?

A:   While there has been virtually no sign of inflation, the Federal Reserve nonetheless announced a bias toward higher interest rates at its last open market meeting. Most economists have anticipated that the weakness in the Asian economies would reduce U.S. growth rates slightly in 1998. However, the economy continues to expand and, while we are a long way from dangerous inflation, the growth rate bears watching.

If the Fed deems it necessary to raise interest rates at some point, the bond market will, naturally, come under pressure. In that event, intermediate-term municipals will continue to demonstrate the limited volatility that has made them a favorite of conservative investors. In the meantime, municipal bonds continue to provide good after-tax income in a high-tax era. In my view, municipals should be a part of everyone's overall investment program.

           Comparison of Change in Value of a $10,000 Investment in
          EV Marathon National Limited Maturity Municipals Fund vs.
                the Lehman Brothers 7-Year Municipal Bond Index

                      May 31, 1992 through March 31, 1998

                           [LINE GRAPH APPEARS HERE]

                                                                Lehman 7-Yr.
                                                                  Municipal
         Date         Fund-Class I        Fund-Class II          Bond Index
         ----         ------------        -------------          ----------
        5/31/92         $10,000              $10,000              $10,000
        6/30/92         $10,120              $10,120              $10,159
        7/31/92         $10,459              $10,459              $10,462
        8/31/92         $10,327              $10,327              $10,354
        9/30/92         $10,391              $10,391              $10,438
       10/31/92         $10,274              $10,274              $10,368
       11/30/92         $10,517              $10,517              $10,522
       12/31/92         $10,613              $10,613              $10,608
        1/31/92         $10,722              $10,722              $10,763
        2/28/93         $11,041              $11,041              $11,093
        3/31/93         $10,905              $10,905              $10,947
        4/30/93         $10,983              $10,983              $11,015
        5/31/93         $11,031              $11,031              $11,048
        6/30/93         $11,157              $11,157              $11,250
        7/31/93         $11,180              $11,180              $11,252
        8/31/93         $11,344              $11,344              $11,451
        9/30/93         $11,441              $11,441              $11,577
       10/31/93         $11,464              $11,464              $11,607
       11/30/93         $11,391              $11,391              $11,505
       12/31/93         $11,549              $11,549              $11,716
        1/31/94         $11,652              $11,652              $11,840
        2/28/94         $11,465              $11,465              $11,583
        3/31/94         $11,134              $11,134              $11,274
        4/30/94         $11,193              $11,193              $11,356
        5/31/94         $11,258              $11,258              $11,413
        6/30/94         $11,224              $11,224              $11,392
        7/31/94         $11,357              $11,357              $11,553
        8/31/94         $11,381              $11,381              $11,613
        9/30/94         $11,281              $11,281              $11,502
       10/31/94         $11,171              $11,171              $11,387
       11/30/94         $11,023              $11,023              $11,221
       12/31/94         $11,180              $11,180              $11,391
        1/31/95         $11,369              $11,369              $11,604
        2/28/95         $11,556              $11,556              $11,866
        3/31/95         $11,627              $11,627              $11,989
        4/30/95         $11,635              $11,635              $12,021
        5/31/95         $11,821              $11,821              $12,341
        6/30/95         $11,780              $11,780              $12,330
        7/31/95         $11,880              $11,880              $12,487
        8/31/95         $11,965              $11,965              $12,634
        9/30/95         $12,029              $12,029              $12,683
       10/31/95         $12,117              $12,117              $12,793
       11/30/95         $12,227              $12,227              $12,934
       12/31/95         $12,279              $12,279              $13,003
        1/31/96         $12,368              $12,368              $13,129
        2/28/96         $12,302              $12,302              $13,084
        3/31/96         $12,151              $12,151              $12,956
        4/30/96         $12,133              $12,133              $12,932
        5/31/96         $12,113              $12,113              $12,913
        6/30/96         $12,148              $12,148              $13,012
        7/31/96         $12,201              $12,192              $13,120
        8/31/96         $12,232              $12,232              $13,127
        9/30/96         $12,351              $12,358              $13,246
       10/31/96         $12,442              $12,456              $13,388
       11/30/96         $12,647              $12,656              $13,612
       12/31/96         $12,569              $12,598              $13,570
        1/31/97         $12,538              $12,575              $13,619
        2/28/97         $12,662              $12,708              $13,732
        3/31/97         $12,553              $12,604              $13,554
        4/30/97         $12,658              $12,717              $13,624
        5/31/97         $12,803              $12,870              $13,795
        6/30/97         $12,900              $12,976              $13,927
        7/31/97         $13,133              $13,218              $14,249
        8/31/97         $13,053              $13,145              $14,149
        9/30/97         $13,163              $13,264              $14,298
       10/31/97         $13,221              $13,330              $14,383
       11/30/97         $13,296              $13,415              $14,434
       12/31/97         $13,493              $13,620              $14,610
        1/31/98         $13,669              $13,806              $14,763
        2/28/98         $13,706              $13,852              $14,777
        3/31/98         $13,747              $13,928              $14,777


Performance+
-----------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------------------
                                                            Class I   Class II
                                                           ---------  ---------
One Year                                                        9.5%      10.5%
Five Years                                                      4.7        5.0
Life of Fund (5/22/92)                                          5.6        5.8

SEC Average Annual Total Returns (including applicable CDSC)
-----------------------------------------------------------------------------------
                                                              Class I   Class II
                                                              -------   --------
One Year                                                        6.5%      10.5%
Five Years                                                      4.7        5.0
Life of Fund (5/22/92)                                          5.6        5.8

*   Source: Towers Data Systems, Bethesda, MD.

  The chart compares the Fund's total return with that of the Lehman Brothers 7-year Municipal Bond Index, a broad-based, unmanaged market index of intermediate-maturity municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

  + Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class I shares reflect applicable CDSC based on the following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year; 1%-4th year.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

  Federal income tax information on distributions. For Federal income tax purposes, 99.76% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1998 is designated as an exempt-interest dividend.

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of Assets and Liabilities


As of March 31, 1998
Assets
--------------------------------------------------------------------------------
Investment in National Limited Maturity Municipals Portfolio,
     at value (Note 1A) (identified cost, $67,801,856)              $72,460,515
Receivable for Fund shares sold                                         457,700
--------------------------------------------------------------------------------
Total assets                                                        $72,918,215
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                    $ 1,242,177
Dividends payable                                                        87,644
Payable to affiliate for Trustees' fees (Note 4)                            474
Accrued expenses                                                         58,472
--------------------------------------------------------------------------------
Total liabilities                                                   $ 1,388,767
--------------------------------------------------------------------------------
Net Assets                                                          $71,529,448
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                     $69,905,147
Accumulated net realized loss on investments from
     Portfolio (computed on the basis of identified cost)            (3,174,803)
--------------------------------------------------------------------------------
Accumulated undistributed net investment income                         140,445
--------------------------------------------------------------------------------
Net unrealized appreciation of investments from Portfolio
     (computed on the basis of identified cost)                       4,658,659
--------------------------------------------------------------------------------
Total                                                               $71,529,448
--------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
--------------------------------------------------------------------------------
Class I Shares
     Net Asset Value per share
     ($11,537,729 / 1,090,562 shares of beneficial
     interest outstanding)                                          $     10.58
--------------------------------------------------------------------------------
Class II Shares
     Net Asset Value per share
     ($59,991,719 / 5,668,368 shares of beneficial
     interest outstanding)                                          $     10.58
--------------------------------------------------------------------------------


Statement of Operations


For the Year Ended
March 31, 1998
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Interest income allocated from Portfolio                            $ 4,825,124
Expenses allocated from Portfolio                                      (466,786)
--------------------------------------------------------------------------------
Net investment income from Portfolio                                $ 4,358,338
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Compensation of Trustees not members of the
     Administrator's organization (Note 4)                          $     1,747
Distribution and service fees (Note 5)
     Class I                                                            262,448
     Class II                                                            73,916
Transfer and dividend disbursing agent fees                              71,414
Registration fees                                                        43,069
Legal and accounting services                                            23,490
Printing and postage                                                     17,167
Custodian fee                                                            14,884
Amortization of organization expenses (Note 1D)                           1,745
Miscellaneous                                                            10,391
--------------------------------------------------------------------------------
Total expenses                                                      $   520,271
--------------------------------------------------------------------------------


Net investment income                                               $ 3,838,067
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)                $   872,800
     Financial futures contracts                                       (996,847)
--------------------------------------------------------------------------------
Net realized loss on investment transactions                        $  (124,047)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments                                                    $ 3,965,622
     Financial futures contracts                                       (133,286)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
     of investments                                                 $ 3,832,336
--------------------------------------------------------------------------------


Net realized and unrealized gain on investments                     $ 3,708,289
--------------------------------------------------------------------------------


Net increase in net assets from operations                          $ 7,546,356
--------------------------------------------------------------------------------



                       See notes to financial statements

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1998 FINANCIAL STATEMENTS CONT'D
Statements of Changes in Net Assets



Increase (Decrease)                        Year Ended           Year Ended
in Net Assets                              March 31, 1998       March 31, 1997
--------------------------------------------------------------------------------
From operations --
     Net investment income                 $    3,838,067      $     4,469,825
     Net realized loss on
         investment transactions                 (124,047)            (848,389)
     Net change in unrealized
         appreciation (depreciation)
         of investments                         3,832,336             (243,948)
--------------------------------------------------------------------------------
Net increase in net assets
      from operations                      $    7,546,356      $     3,377,488
--------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
     From net investment income
         Class I                           $   (1,219,304)     $    (3,425,235)
         Class II                              (2,409,865)            (913,947)
--------------------------------------------------------------------------------
Total distributions to shareholders        $   (3,629,169)     $    (4,339,182)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
     interest (Note 3) --
     Proceeds from sale of shares
         Class I                           $    2,211,837      $     4,275,736
     Net asset value of shares
         issued to shareholders in
         payment of
         distributions declared
         Class I                                  671,538            1,811,549
         Class II                                 894,751              295,465
     Cost of shares redeemed
         Class I                               (6,283,507)         (24,654,777)
         Class II                             (15,646,244)          (7,029,741)
     Net asset value of shares
         exchanged
         Class I                              (35,328,625)         (43,941,246)
         Class II                              35,328,625           43,941,246
--------------------------------------------------------------------------------
Net decrease in net assets from Fund
     share transactions                    $  (18,151,625)     $   (25,301,768)
--------------------------------------------------------------------------------


Net decrease in net assets                 $  (14,234,438)     $   (26,263,462)
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                       $   85,763,886      $   112,027,348
--------------------------------------------------------------------------------
At end of year                             $   71,529,448      $    85,763,886
--------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
--------------------------------------------------------------------------------
At end of year                             $      140,445      $       (68,453)
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                   Year Ended March 31,
                                                               ------------------------------------------------------------------
                                                                          1998                             1997
                                                               --------------------------       ---------------------------------
                                                                Class I         Class II         Class I         Class II*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year                          $  10.070        $  10.070       $  10.170        $  10.030
---------------------------------------------------------------------------------------------------------------------------------


Income from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                          $   0.454+++     $   0.527       $   0.428        $   0.393
Net realized and unrealized gain (loss) on investments             0.488            0.488          (0.098)           0.033++
---------------------------------------------------------------------------------------------------------------------------------
Total income from operations                                   $   0.942        $   1.015       $   0.330        $   0.426
---------------------------------------------------------------------------------------------------------------------------------


Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                     $  (0.432)       $  (0.505)      $  (0.430)       $  (0.386)
In excess of net investment income                                   --               --              --               --
From net realized gain on investments                                --               --              --               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.432)       $  (0.505)      $  (0.430)       $  (0.386)
---------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                                 $  10.580        $  10.580       $  10.070        $  10.070
---------------------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                                   9.52%           10.50%           3.30%            4.06%
---------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                        $  11,538        $  59,992       $  48,692        $  37,072
Ratio of expenses to average daily net assets/(2)(3)/               1.73%            0.99%           1.69%            0.99%+
Ratio of expenses to average daily net assets after custodian
     fee reduction/(2)/                                             1.72%            0.98%           1.67%            0.97%+
Ratio of net investment income to average daily net assets          4.42%            5.16%           4.37%            5.14%+
---------------------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended March 31,
                                                               ---------------------------------------------------
                                                                  1996              1995              1994
                                                               ---------------------------------------------------
Net asset value --  Beginning of year                          $   10.130        $   10.160        $   10.450
------------------------------------------------------------------------------------------------------------------


Income from operations
------------------------------------------------------------------------------------------------------------------
Net investment income                                          $    0.413        $    0.400        $    0.406
Net realized and unrealized gain (loss) on investments              0.040             0.033            (0.178)
------------------------------------------------------------------------------------------------------------------
Total income from operations                                   $    0.453        $    0.433        $    0.228
------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------
From net investment income                                     $   (0.413)       $   (0.400)       $   (0.406)
In excess of net investment income                                     --            (0.058)           (0.091)
From net realized gain on investments                                  --            (0.005)           (0.021)
------------------------------------------------------------------------------------------------------------------
Total distributions                                            $   (0.413)       $   (0.463)       $   (0.518)
------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                                 $   10.170        $   10.130        $   10.160
------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                                    4.51%             4.43%             2.10%
------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                        $  112,027        $  141,289        $  151,787
Ratio of expenses to average daily net assets/(2)(3)/                1.64%             1.57%             1.46%
Ratio of expenses to average daily net assets after custodian
     fee reduction/(2)/                                              1.63%               --                --
Ratio of net investment income to average daily net assets           4.04%             3.99%             3.78%
------------------------------------------------------------------------------------------------------------------

+    Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
+++  Computed using average shares outstanding.
* For the period from the start of business, June 27, 1996, to March 31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   EV Marathon National Limited Maturity Municipals Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has two classes of shares. Class I shares are sold at net asset value and are subject to a contingent deferred sales charge (See Note 6). Class I shares held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class II shares. All classes of shares have equal rights as to assets and voting privileges. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the National Limited Maturity Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (77.8% at March 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer three classes of shares and, effective April 1, 1998 the existing Class I and Class II shares of the Fund will be designated Class B and Class A shares, respectively. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of EV Traditional National Limited Maturity Municipals Fund (the "Traditional Fund") and EV Classic National Limited Maturity Municipals Fund (the "Classic Fund"). The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code.

   As a result of the reorganization, shareholders of the Traditional Fund will receive Class A shares and shareholders of the Classic Fund will receive Class C shares of the Fund. The reorganization will occur after the close of business, March 31, 1998.

   A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

   C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $3,444,118 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire on March 31, 2003 ($1,638,170), March 31, 2004 ($769,552), March 31, 2005 ($773,836), and
   March 31, 2006 ($262,560). Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

   E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

   G Other -- Investment transactions are accounted for on a trade date basis.


2  Distributions to Shareholders
   ----------------------------------------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Dividends are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.


3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Class I and II shares were as follows:




                                                      Year Ended March 31,
                                               ---------------------------------
   Class I                                               1998         1997
   -----------------------------------------------------------------------------
     Sales                                              212,978      422,835

     Issued to shareholders electing to
       receive payments of distributions in
       Fund shares                                       65,151      179,046

     Redemptions                                       (609,705)  (2,435,330)

     Exchange to Class II shares                     (3,411,349)  (4,344,898)
   -----------------------------------------------------------------------------

     Net decrease                                    (3,742,925)  (6,178,347)
   -----------------------------------------------------------------------------


                                                      Year Ended March 31,
                                               ---------------------------------
   Class II                                              1998         1997
   -----------------------------------------------------------------------------
     Sales                                                   --           --

     Issued to shareholders electing to
       receive payments of distributions in
       Fund shares                                       86,113       29,088

     Redemptions                                     (1,509,686)    (693,394)

     Exchange from Class I shares                     3,411,349    4,344,898
   -----------------------------------------------------------------------------

     Net increase                                     1,987,776    3,680,592
   -----------------------------------------------------------------------------


4  Transactions with Affiliates
   -----------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


5  Distribution Plan
   -----------------------------------------------------------------------------
   The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's Class I daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% of the aggregate amount received by the Fund for Class I shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The Fund paid or accrued $219,847 as payable to EVD for the year ended March 31, 1998, representing 0.75% of average daily net assets attributable to Class I shares. At March 31, 1998, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $352,000.

   In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.15% per annum of the Fund's average daily net assets attributable to both Class I and Class II shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended March 31, 1998 amounted to $42,601 for Class I shares and $73,916 for Class II shares.

   Certain officers and Trustees of the Fund are officers or directors of EVD.


6  Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Class I shares made within four years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class I shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $60,000 of CDSC paid by shareholders of Class I shares for the year ended March 31, 1998.


7  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended March 31, 1998, aggregated $37,237,738 and $58,900,104, respectively.


8  Subsequent Event
   -----------------------------------------------------------------------------
   Effective April 1, 1998, the Fund will change its name to Eaton Vance National Limited Maturity Municipals Fund. Class I shares of the Fund will be designated as Class B shares and Class II shares will be designated as Class A shares. One additional class of shares is also offered.

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1998 INDEPENDENT AUDITORS' REPORT



To the Trustees and Shareholders
of Eaton Vance Investment Trust:

-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Marathon National Limited Maturity Municipals Fund (one of the series constituting the Eaton Vance Investment Trust) as of March 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1998 and 1997 and the financial highlights for each of the years in the five-year period ended March 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of EV Marathon National Limited Maturity Municipals Fund at March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                           DELOITTE & TOUCHE LLP
                                                           Boston, Massachusetts
                                                           May 1, 1998

National Limited Maturity Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
--------------------    Principal
                        Amount
            Standard    (000's
Moody's     & Poor's    omitted)     Security                         Value
--------------------------------------------------------------------------------

Assisted Living -- 1.2%
--------------------------------------------------------------------------------
 NR          NR         $ 1,000      New Jersey Economic
                                     Development Authority,
                                     (Chelsea at East Brunswick),
                                     (AMT), 8.00%, 10/1/07        $   1,107,710
--------------------------------------------------------------------------------
                                                                  $   1,107,710
--------------------------------------------------------------------------------

Cogeneration -- 4.3%
--------------------------------------------------------------------------------
 NR          BBB        $   650      Eastern Connecticut Resource
                                     Recovery Authority,
                                     (Wheelabrator Lisbon),
                                     (AMT), 5.50%, 1/1/20         $     643,435

 NR          BBB-         1,120      New Jersey EDA, (Trigen-
                                     Trenton), (AMT), 6.10%,
                                     12/1/05                          1,207,102

 NR          BB+          1,250      New Jersey EDA, (Vineland
                                     Cogeneration) (AMT),
                                     7.875%, 6/1/19                   1,376,313

 NR          NR             500      Palm Beach County, FL,
                                     Okeelanta Power Project,
                                     (AMT), 6.85%, 2/15/21              400,000

 NR          NR             500      Palm Beach County, FL,
                                     Osceola Power Project,
                                     (AMT), 6.95%, 1/1/22               395,000
--------------------------------------------------------------------------------
                                                                  $   4,021,850
--------------------------------------------------------------------------------

Colleges and Universities -- 1.2%
--------------------------------------------------------------------------------
 Aa          AA-        $ 1,700      University of Illinois,
                                     0.00%,  4/1/15               $     707,948

 Aa          AA-          1,000      University of Illinois,
                                     0.00%, 4/1/16                      394,140
--------------------------------------------------------------------------------
                                                                  $   1,102,088
--------------------------------------------------------------------------------

Economic Development Revenue -- 1.0%
--------------------------------------------------------------------------------
 NR          BB-        $   950      Michigan State Strategic
                                     Fund, 6.25%, 8/1/12          $     981,065
--------------------------------------------------------------------------------
                                                                  $     981,065
--------------------------------------------------------------------------------

Education -- 1.2%
--------------------------------------------------------------------------------
 Ba1         NR         $ 1,000      New Hampshire Higher
                                     Education and Health
                                     Facilities Authority
                                     (Colby-Sawyer College),
                                     7.20%, 6/1/12                $   1,086,240
--------------------------------------------------------------------------------
                                                                  $   1,086,240
--------------------------------------------------------------------------------
Escrowed / Prerefunded -- 10.7%
--------------------------------------------------------------------------------
 Aaa         AAA        $ 1,500      Grand Ledge, MI, Public
                                     School District, (MBIA),
                                     Prerefunded to 5/1/04,
                                     7.875%, 5/1/11               $   1,809,690

 NR          NR           3,500      Maricopa County, AZ, IDA,
                                     Multifamily, 6.45%, 1/1/17       3,954,964

 NR          NR             990      Maricopa County, AZ, IDA,
                                     Multifamily, 7.876%, 1/1/11      1,194,683

 Aaa         NR           3,000      Massachusetts Turnpike
                                     Authority, 5.00%,
                                     1/1/20/(1)/                      2,990,759
--------------------------------------------------------------------------------

                                                                  $   9,950,096
--------------------------------------------------------------------------------

General Obligations -- 11.7%
--------------------------------------------------------------------------------
 Baa2        BBB+       $ 4,000      Detroit, MI, 6.50%,
                                     4/1/02/(2)/                  $   4,306,559

 Aa1         AA+            750      Ohio State, 0.00%, 8/1/08          468,068

 NR          NR           1,800      Pennsylvania Economic
                                     Development Financing
                                     Authority, (Resource
                                     Recovery for Northampton),
                                     6.75%, 1/1/07                    1,966,824

 Baa1        A            1,500      Puerto Rico Aqueduct and
                                     Sewer Authority, 5.00%,
                                     7/1/15                           1,474,365

 NR          NR           2,540      Youngstown, OH, County
                                     School District, 6.40%,
                                     7/1/00                           2,633,802
--------------------------------------------------------------------------------
                                                                  $  10,849,618
--------------------------------------------------------------------------------

Hospitals -- 10.0%
--------------------------------------------------------------------------------
 NR          NR         $ 1,900      Colorado Health Facilities
                                     Authority, (Steamboat
                                     Springs Health), 5.00%,
                                     9/15/03                      $   1,914,839

 NR          NR             500      Colorado Health Facilities
                                     Authority, (Steamboat
                                     Springs Health), 5.30%,
                                     9/15/09                            500,625

 Baa3        NR           1,340      Massachusetts Health and
                                     Educational Facilities
                                     Authority, (Milford-
                                     Whitinsville Hospital),
                                     Series B, 7.125%, 7/15/02        1,427,328

 NR          BBB            500      Michigan State Hospital
                                     (Gratiot Community Hospital),
                                     6.10%, 10/1/07                     539,310

 NR          BB-            500      New Hampshire Higher
                                     Educational And Health
                                     Facilities Authority,
                                     (Littleton Hospital
                                     Association), 5.45%, 5/1/08        502,865


                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
--------------------    Principal
                        Amount
            Standard    (000's
Moody's     & Poor's    omitted)     Security                         Value
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
 NR          BBB-       $ 1,390      New Hampshire Higher
                                     Educational And Health
                                     Facilities Authority,
                                     (Monadnock Community
                                     Hospital), 5.60%, 10/1/12    $   1,412,991

 Baa         BBB-         1,830      Richardson, TX, Hospital
                                     Authority, (Richardson
                                     Medical Center),
                                     6.50%, 12/1/12                   1,969,867

 NR          BBB            500      Valley, AL, Special Tax
                                     Care Facilities Financing
                                     Authority, (Lanier Memorial
                                     Hospital), 5.45%, 11/1/11          502,320

 NR          BBB            530      Valley, AL, Special Tax
                                     Care Facilities Financing
                                     Authority, (Lanier Memorial
                                     Hospital), 5.50%, 11/1/07          546,902
--------------------------------------------------------------------------------
                                                                  $   9,317,047
--------------------------------------------------------------------------------

Housing -- 5.8%
--------------------------------------------------------------------------------
 A2          NR         $ 1,005      Illinois Development Finance
                                     Authority, Elderly Housing,
                                     (Mattoon Tower), (Section
                                     8), 6.35%, 7/1/10            $   1,045,059

 Baa3        NR           1,035      Illinois Development Finance
                                     Authority, Elderly Housing,
                                     (Rome Meadows), 6.40%,
                                     2/1/03                           1,065,129

 Baa3        NR           1,145      Illinois Development Finance
                                     Authority, Elderly Housing,
                                     (Rome Meadows), 6.65%, 2/1/06    1,187,239

 Aa2         AA           2,000      Wisconsin Housing and
                                     Economic Development Auth-
                                     ority, (Home Ownership),
                                     (AMT), 6.45%, 9/1/27             2,137,560
--------------------------------------------------------------------------------
                                                                  $   5,434,987
--------------------------------------------------------------------------------

Industrial Development Revenue/
Pollution Control Revenue -- 18.1%
--------------------------------------------------------------------------------
 NR          NR         $   690      Austin, TX (Cargoport
                                     Development LLC) (AMT),
                                     7.50%, 10/1/07               $     735,071

 NR          NR             455      Austin, TX (Cargoport
                                     Development LLC) (AMT),
                                     8.30%, 10/1/21                     506,602

 A1          NR           1,060      Boise, ID, (Western Trailer
                                     Co.), (LOC: First Security
                                     Bank), (AMT), 5.05%, 9/1/06      1,047,439

 NR          BBB-         1,000      Clark County, NV, (Nevada
                                     Power Co.), (AMT), 5.90%,
                                     10/1/30                          1,026,170

 A3          A-           1,000      Columbus, NC (International
                                     Paper Co.), 5.80%, 12/1/16       1,048,340

 A3          A-             750      Essex County, NY, LOC,
                                     (International Paper Co.),
                                     (AMT), 5.70%, 7/1/16               800,850

 NR          NR             900      Iowa Finance Authority,
                                     Commercial Development
                                     Revenue, (Southbridge Mall),
                                     6.375%, 12/1/13                    906,129

 NR          NR           3,445      Jackson, TN, Solid Waste
                                     Disposal (Owens-Corning
                                     Fiberglass), (AMT), 6.25%,
                                     3/31/04/(2)/                     3,564,472

 A3          A-             500      Jones County, (International
                                     Paper Co.), 5.80%, 10/1/21         514,810

 NR          NR             500      Kimball, NE, EDA, (Clean
                                     Harbors Inc.) (AMT), 10.75%,
                                     9/1/26                             549,765

 NR          NR           1,000      New Jersey EDA, (Holt
                                     Hauling), 7.90%, 3/1/27          1,142,860

 NR          NR             750      Ohio Solid Waste Revenue,
                                     (Republic Engineered Steels
                                     Inc.), (AMT), 9.00%, 6/1/21        808,665

 NR          BBB-         2,000      Pennsylvania Economic Devel-
                                     opment Financing Authority,
                                     (Resources Recovery - Culver
                                     Project), (AMT), 7.05%,
                                     12/1/10                          2,227,220

 NR          NR             500      Robbins, IL, Resources
                                     Recovery, (AMT), 8.375%,
                                     10/15/10                           523,575

 NR          NR           1,330      Santa Fe, NM (Crow Hobbs),
                                     8.25%, 9/1/05                    1,391,193
--------------------------------------------------------------------------------
                                                                  $  16,793,161
--------------------------------------------------------------------------------

Insured-Colleges and Universities -- 0.2%
--------------------------------------------------------------------------------
 Aaa         AAA        $   500      Southern Illinois
                                     University, Housing and
                                     Auxiliary Facilities,
                                     (MBIA), 0.00%, 4/1/17        $     186,100
--------------------------------------------------------------------------------
                                                                  $     186,100
--------------------------------------------------------------------------------

Insured-General Obligations -- 1.6%
--------------------------------------------------------------------------------
 Aaa         AAA        $   500      Kalamazoo, MI, (MBIA),
                                     5.40%, 5/1/14                $     528,720

 Aaa         AAA          1,000      Willow Run, MI, Community
                                     School District, (AMBAC),
                                     5.00%, 5/1/16                      984,750
--------------------------------------------------------------------------------
                                                                  $   1,513,470
--------------------------------------------------------------------------------

                      See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)     Principal
--------------------    Amount
             Standard   (000's
Moody's      & Poor's   omitted)     Security                     Value
--------------------------------------------------------------------------------

Insured-Housing -- 2.5%
--------------------------------------------------------------------------------
 Aaa         AAA        $ 2,115      Massachusetts HFA,
                                     (Harborpoint Development),
                                     (AMBAC), (AMT),
                                     6.20%, 12/1/10               $   2,290,630
--------------------------------------------------------------------------------
                                                                  $   2,290,630
--------------------------------------------------------------------------------

Insured-Industrial Development Revenue -- 0.6%
--------------------------------------------------------------------------------
 Aaa         AAA        $   260      Arkansas Development
                                     Finance Authority,
                                     (ADFA Guaranty Program),
                                     (AMBAC), (AMT),
                                     5.40%,  11/1/12              $    261,227

 Aaa         AAA            260      Arkansas Development
                                     Finance Authority,
                                     (AEDC Guaranty Program),
                                     (AMBAC), (AMT),
                                     5.40%, 11/1/12                    261,227
--------------------------------------------------------------------------------
                                                                  $    522,454
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 0.6%
--------------------------------------------------------------------------------
 Aaa         AAA        $   500      George L. Smith,
                                     (Georgia World Congress
                                     Center - Domed Stadium
                                     Project), (MBIA), (AMT),
                                     6.00%, 7/1/06/(3)/           $    527,020
--------------------------------------------------------------------------------
                                                                  $    527,020
--------------------------------------------------------------------------------

Insured-Transportation -- 1.1%
--------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      Chicago, IL (O'Hare
                                     International Airport),
                                     (AMBAC), 5.50%, 1/1/16       $  1,020,660
--------------------------------------------------------------------------------
                                                                  $  1,020,660
--------------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 0.6%
--------------------------------------------------------------------------------
 Baa3        NR         $   500      Mashantucket Western
                                     Pequot Tribe, CT,
                                     5.55%, 9/1/08                $    525,410
--------------------------------------------------------------------------------
                                                                  $    525,410
--------------------------------------------------------------------------------

Life Care -- 4.0%
--------------------------------------------------------------------------------
 NR          NR         $ 1,065      Florence, KY, Housing
                                     Facilities,
                                     (Bluegrass Housing),
                                     7.25%, 5/1/07                $  1,134,470

 NR          NR           2,000      Illinois Health Facilities
                                     Authority, (Lutheran Social
                                     Services), 6.125%, 8/15/10      2,090,160

 NR          NR             475      Vermont State Industrial
                                     Development Authority,
                                     (Wake Robins),
                                     8.00%, 4/1/99                $    478,392
--------------------------------------------------------------------------------
                                                                  $  3,703,022
--------------------------------------------------------------------------------

Miscellaneous -- 0.6%
--------------------------------------------------------------------------------
 NR          NR         $   600      Tax Revenue Exempt
                                     Securities Trust,
                                     Community Health Provider,
                                     (Pooled Loan Program Various
                                     States Trust Certificates),
                                     6.00%, 12/1/36               $    605,010
--------------------------------------------------------------------------------
                                                                  $    605,010
--------------------------------------------------------------------------------

Nursing Homes -- 11.7%
--------------------------------------------------------------------------------
 NR          NR         $ 1,105      Arizona Health Facilities
                                     Authority Assisted Living
                                     Facilities, (Mesa),
                                     7.625%, 1/1/06               $   1,141,399

 NR          A+           3,500      California Statewide
                                     Communities Development
                                     Corporation, (Pacific
                                     Homes), 5.90%, 4/1/09            3,724,559

 NR          NR             650      Citrus County, FL,
                                     Industrial Development
                                     Authority, (Beverly
                                     Enterprises), 5.00%,
                                     4/1/03/(3)/                        650,572

 NR          NR           1,000      Clovis, NM, Industrial
                                     Development Revenue,
                                     (Retirement Ranches, Inc.),
                                     7.75%, 4/1/19                    1,022,420

 NR          NR             850      Fairfield, OH, EDR,
                                     (Beverly Enterprises),
                                     8.50%, 1/1/03                      926,798

 NR          NR           1,500      Massachusetts Industrial
                                     Finance Agency, Health Care
                                     Facilities, (Age Institute
                                     of Massachusetts),
                                     7.60%, 11/1/05                   1,605,300

 NR          NR           1,550      Saint Tammany Public Trust
                                     Finance Authority, LA
                                     (Christwood),
                                     8.75%, 11/15/05                  1,799,287
--------------------------------------------------------------------------------
                                                                 $   10,870,335
--------------------------------------------------------------------------------

Pooled Loans -- 4.6%
--------------------------------------------------------------------------------
 Aa2         NR         $ 1,900      Arizona Educational Loan
                                     Marketing Corp., (AMT),
                                     6.25%, 6/1/06               $    2,076,130

 A           NR           1,000      Arizona Student Loan
                                     Acquisition Authority,
                                     (AMT), 7.625%, 5/1/10            1,112,750

 A           NR           1,000      Arkansas State Student Loan
                                     Authority, (AMT), 6.25%,
                                     6/1/10                           1,056,120
--------------------------------------------------------------------------------
                                                                 $    4,245,000
--------------------------------------------------------------------------------

                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited)     Principal
--------------------    Amount
            Standard    (000's
Moody's     & Poor's    omitted)     Security                      Value
-------------------------------------------------------------------------------

Transportation -- 6.7%
-------------------------------------------------------------------------------

 Baa1        BBB        $ 2,000      Denver, CO City and County
                                     Airport, (AMT), 7.00%,
                                     11/15/99                      $  2,094,760

 NR          NR           1,225      Eagle County, CO, Airport
                                     Terminal Corp. (American
                                     Airlines), (AMT), 6.75%,
                                     5/1/06                           1,309,268

 NR          NR             900      Los Angeles, CA, Regional
                                     Airport Improvement Corporate
                                     Lease, (TransWorld Airlines),
                                     6.125%, 5/15/00                    900,117

 NR          NR             260      Memphis-Shelby County, TN
                                     Airport Authority, 6.125%,
                                     12/1/16                            266,578

 Baa2        BBB            500      Memphis-Shelby County, TN,
                                     (Federal Express Co.), 5.35%,
                                     9/1/12                             512,115

 NR          NR           1,000      Northwest Arkansas Regional
                                     Airport Authority, (AMT),
                                     7.625%, 2/1/27                   1,154,370
--------------------------------------------------------------------------------
                                                                   $  6,237,208
--------------------------------------------------------------------------------


Total Tax-Exempt Investments -- 100.0%
     (identified cost $87,240,993)                                 $ 92,890,181
--------------------------------------------------------------------------------

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk of such economic developments, at March 31, 1998, 8.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.3% to 5.2% of total investments.

At March 31, 1998, the concentration of the Portfolio's investments in the various states, determined as a percentage of total investments is as follows:


     Arizona                                                10%
     Michigan                                               10%
     Others, representing less than 10% individually        80%



AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.



/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(2)/  Security has been segregated to cover when-issued securities.


/(3)/  When-issued security.

                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of March 31, 1998

Assets

--------------------------------------------------------------------------------
Investments, at value (Note 1A)
     (identified cost, $87,240,993)                             $   92,890,181
Cash                                                                       459
Receivable for investments sold                                         20,000
Interest receivable                                                  1,720,255
Deferred organization expenses (Note 1D)                                   219
--------------------------------------------------------------------------------
Total assets                                                    $   94,631,114
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)                    $    1,173,564
Demand note payable (Note 3)                                           297,000
Payable for daily variation margin on open
     financial futures contracts (Notes 1E and 6)                       21,562
Payable to affiliate for Trustees' fees (Note 2)                         1,945
Accrued expenses                                                         9,783
--------------------------------------------------------------------------------
Total liabilities                                               $    1,503,854
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio       $   93,127,260
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals         $   87,497,879
Net unrealized appreciation of investments (computed on
     the basis of identified cost)                                   5,629,381
--------------------------------------------------------------------------------
Total                                                           $   93,127,260
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
March 31, 1998
Investment Income (Note 1B)

--------------------------------------------------------------------------------
Interest income                                                 $    5,904,500
--------------------------------------------------------------------------------
Total investment income                                         $    5,904,500
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                 $      466,594
Compensation of Trustees not members of the
     Investment Adviser's organization (Note 2)                          7,331
Custodian fee (Note 1H)                                                 57,976
Legal and accounting services                                           21,214
Amortization of organization expenses (Note 1D)                          2,468
Miscellaneous                                                           27,479
--------------------------------------------------------------------------------
Total expenses                                                  $      583,062
--------------------------------------------------------------------------------
Deduct --
     Reduction of custodian fee (Note 1H)                       $       12,223
--------------------------------------------------------------------------------
Total expense reductions                                        $       12,223
--------------------------------------------------------------------------------


Net expenses                                                    $      570,839
--------------------------------------------------------------------------------


Net investment income                                           $    5,333,661
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)            $    1,034,776
     Financial futures contracts                                    (1,196,652)
--------------------------------------------------------------------------------
Net realized loss on investment transactions                    $     (161,876)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments (identified cost basis)                        $    4,827,994
     Financial futures contracts                                      (158,570)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of         $    4,669,424
     investments
--------------------------------------------------------------------------------


Net realized and unrealized gain on investments                 $    4,507,548
--------------------------------------------------------------------------------


Net increase in net assets from operations                      $    9,841,209
--------------------------------------------------------------------------------

                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998 FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets



Increase (Decrease)                    Year Ended            Year Ended
in Net Assets                          March 31, 1998        March 31, 1997
-------------------------------------------------------------------------------
From operations --
     Net investment income               $     5,333,661       $     6,518,710
     Net realized loss on
         investment transactions                (161,876)           (1,129,741)
     Net change in unrealized
         appreciation (depreciation)
         of investments                        4,669,424              (150,139)
-------------------------------------------------------------------------------

Net increase in net assets
     from operations                     $     9,841,209       $     5,238,830
-------------------------------------------------------------------------------

Capital transactions --
     Contributions                       $    44,850,231       $     8,914,088
     Withdrawals                             (64,067,696)          (46,425,770)
-------------------------------------------------------------------------------

Net decrease in net assets from
     capital transactions                $   (19,217,465)      $   (37,511,682)
-------------------------------------------------------------------------------


Net decrease in net assets               $    (9,376,256)      $   (32,272,852)
-------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------
At beginning of year                     $   102,503,516       $   134,776,368
-------------------------------------------------------------------------------
At end of year                           $    93,127,260       $   102,503,516
-------------------------------------------------------------------------------

                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                Year Ended March 31,
                                                   -------------------------------------------------------------------------------
                                                    1998              1997             1996             1995           1994*
----------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                           0.60%           0.60%            0.57%            0.53%          0.52%+
Expenses after custodian fee reduction                  0.59%           0.58%            0.56%             --             --
Net investment income                                   5.53%           5.45%            5.08%            5.02%          4.74%+
Portfolio Turnover                                        41%             68%              68%              56%            21%
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)            $  93,127      $  102,504       $  134,776       $  169,621     $  177,842
----------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the period from the start of business, May 3, 1993, to March 31, 1994.
(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   National Limited Maturity Municipals Portfolio (the Portfolio) seeks to provide (1) a high level of income exempt from regular federal income tax and
   (2) limited principal fluctuation. The Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

   C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

   D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction is greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   G When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

National Limited Maturity Municipals Portfolio as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

   I Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   J Other -- Investment transactions are accounted for on a trade date basis.


2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1998, the fee was equivalent to 0.48% of the Portfolio's average net assets for such period and amounted to $466,594. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1998, no significant amounts have been deferred.


3  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.


4  Investments
   -----------------------------------------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $39,870,169 and $55,540,077, respectively, for the year ended March 31, 1998.


5  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at March 31, 1998, as computed on a federal income tax basis, were as follows:

     Aggregate cost                                            $   87,240,993
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                             $    5,673,416
     ---------------------------------------------------------------------------
     Gross unrealized depreciation                                    (24,228)
     ---------------------------------------------------------------------------
     Net unrealized appreciation                               $    5,649,188
     ---------------------------------------------------------------------------


6  Financial Instruments
   -----------------------------------------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 1998 were as follows:


      Futures
      Contracts                                              Net
      Expiration                                          Unrealized
      Date         Contracts                  Position   Appreciation
      ---------------------------------------------------------------
      6/98         46 U.S. Treasury Bonds      Short     $   19,807
      ---------------------------------------------------------------

National Limited Maturity Municipals Portfolio as of March 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors of
National Limited Maturity Municipals Portfolio:
-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of National Limited Maturity Municipals Portfolio as of March 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1998 and 1997 and the supplementary data for each of the years in the four-year period ended March 31, 1998 and for the period from the start of business, May 3, 1993, to March 31, 1994. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, alternative procedures were performed. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of National Limited Maturity Municipals Portfolio at March 31, 1998, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                       DELOITTE & TOUCHE LLP
                                       Boston, Massachusetts
                                       May 1, 1998

EV Marathon National Limited Maturity Municipals Fund as of March 31, 1998

INVESTMENT MANAGEMENT


EV Marathon National Limited Maturity Municipals Fund

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


National Limited Maturity Municipals Portfolio

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President and
Portfolio Manager

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Investment Advisor of
National Limited Maturity Municipals Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of
EV Marathon National Limited Maturity Municipals Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



EV Marathon National Limited
Maturity Municipals Fund
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                  M-LNASRC-5/98